Exhibit 99.1

Remote Pregnancy Care Innovator Nuvo Group Ltd. Becomes Public Company Through Completion of Business Combination with LAMF Global Ventures Corp. I

Nuvo Solves Inherent Problems of Access to Quality Pregnancy Care With Advanced FDA-Cleared Pregnancy Monitoring and Management Platform

Company Will Begin Trading on Nasdaq Under Ticker Symbol NUVO as of Thursday May 2, 2024

TEL AVIV, Israel & LOS ANGELES – May 1, 2024 – Holdco Nuvo Group D.G Ltd (NASDAQ: NUVO) (“Nuvo”), a pioneer in remote pregnancy monitoring, today announced completion of its business combination with LAMF Global Ventures Corp. I (NASDAQ: LGVC, LGVCU, LGVCW) (“LAMF”), a publicly traded special purpose acquisition company and Nuvo Group Ltd. The combined company will retain the Nuvo name, along with its existing management and operational structure. The company’s shares will be listed on Nasdaq under a new ticker symbol (NUVO) as of Thursday, May 2, 2024.

Nuvo is addressing health disparities and breaking down barriers to accessing quality pregnancy care with INVU™, an advanced pregnancy monitoring and management platform. INVU harnesses wearable technology, AI and machine learning to empower patients and healthcare providers with real-time, actionable insights into maternal-fetal health.

The physician-prescribed, FDA-cleared platform enables clinicians to conduct fetal non-stress tests (NSTs) with patients anywhere, improving accessibility to care, reducing staffing burdens and enhancing the quality and depth of information available for decision-making. The wearable band and mobile app capture maternal and fetal heart rates and uterine activity signals, which are processed in the cloud and transmitted in real-time for clinician interpretation.

The combined company will be led by Nuvo’s chief executive officer Rice Powell, a 40-year industry veteran with a proven record for meeting consumer health needs while satisfying payor and provider requirements. Rice is the former CEO and Chairman of the Management Board of Fresenius Medical Care, a dual listed company on the Frankfurt and New York stock exchanges, and a leading global provider of kidney dialysis products and services. He has held several senior leadership positions at Fresenius Medical Care, as well as senior positions at Biogen Inc. and Baxter International Inc. Rice was appointed to Nuvo’s Board of Directors in September 2023.

“Nuvo is committed to solving the inherent problems of a broken pregnancy care system by enabling access to quality care with advanced remote monitoring technology,” said Rice Powell, CEO of Nuvo. "Becoming a public company provides us with the resources to redefine pregnancy care and address health disparities by ensuring that all expectant mothers can receive timely and accurate care, regardless of their background or location.”

The business combination, which was approved at a special meeting of LAMF's shareholders, held on April 1, 2024 and at an extraordinary general meeting of Nuvo shareholders on March 1, 2024, will enable Nuvo to access capital markets to fuel commercial growth, international expansion, and expedite its innovation pipeline.

Nuvo was represented on the business combination by Greenberg Traurig and Meitar, and LAMF was represented by White & Case and Herzog Fox & Neeman.

About Nuvo

Nuvo is leading a transformation in pregnancy care by providing clinicians and expectant mothers with access to medically-necessary remote pregnancy monitoring anytime, anywhere. Nuvo’s INVU™ platform is an FDA-cleared remote pregnancy monitoring and management system. It enables the delivery of remote non-stress tests (NSTs) and maternal and fetal heart rate monitoring, while pioneering new data-driven personalized pathways that Nuvo believes can improve future health outcomes. INVU is being used by leading health providers and research institutions across the US and Israel. Nuvo plans to continue to expand the footprint of sales in the US and Israel and plans to introduce its INVU platform in Europe in 2024, subject to granting of the CE mark it filed in Europe in March 2023, to provide remote access and insights not previously deemed possible. Nuvo is led by a diverse team of experienced business, medical and technology leaders, united in the mission of breaking down barriers to pregnancy care to give every life a better beginning. For more information and complete indications, contraindications, warnings and precautions, and instructions for use, visit www.nuvocares.com.

Forward-Looking Statements

Certain statements contained in this press release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Business Combination involving LAMF, Nuvo and Holdco, and the ability to consummate the Business Combination. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the possibility that other anticipated benefits of the Business Combination will not be realized, and the anticipated tax treatment of the Business Combination; (ii) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; (iii) changes in general economic and/or industry specific conditions; (iv) possible disruptions from the Business Combination that could harm Nuvo’s business; (v) the ability of Nuvo to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the Business Combination; (vi) legislative, regulatory and economic developments; (vii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; and (viii) other risk factors as detailed in the registration statement (File No: 333-274803) on Form F-4 filed by Holdco with the SEC in connection with the Business Combination and the prospectus/proxy statement contained therein, as well as those risk factors detailed from time to time in Nuvo’s reports filed with the SEC, including its Annual Report on Form 20-F and other documents filed with the SEC. The foregoing list of important factors is not exhaustive. Except as required by applicable law, Nuvo does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

CONTACTS:

Investor Relations Contact

Nuvo Group

Ryan Kraudel

ryan.kraudel@nuvocares.com

Media Relations Contact

FINN Partners for Nuvo Group

Danny Sudwarts

danny.sudwarts@finnpartners.com

(+1) 469-297-2515